As filed with the Securities and Exchange Commission on June 28, 2005

                           Registration No. 333-114037

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM SB-2
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 AUTOINFO, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                           4731                    13-2867481
(State or other jurisdiction of    (Primary Standard Industrial     (I.R.S. Employer
 incorporation or organization)     Classification Code Number)    Identification No.)

                                 AutoInfo, Inc.
                         6413 Congress Avenue, Suite 260
                            Boca Raton, Florida 33487
                                 (561) 988-9456
                            (561) 994-8033 Facsimile
               (Address, including zip code, and telephone number,
             including area code, of registrant's executive offices)

                                  Harry Wachtel
                             Chief Executive Officer
                         6413 Congress Avenue, Suite 260
                            Boca Raton, Florida 33487
                                 (561) 988-9456
                            (561) 994-8033 Facsimile
                     (Name, address, including zip code, and
                     telephone number, including area code,
                              of agent for service)

                                    Copy to:
                              Kenneth S. Rose, Esq.
                       Morse, Zelnick, Rose & Lander, LLP
                                 405 Park Avenue
                            New York, New York 10022
                                 (212) 838-5030
                            (212) 838-9190 Facsimile


THE PURPOSE OF THIS AMENDMENT IS TO DEREGISTER 3,633,333 SHARES OF COMMON STOCK.

                           --------------------------

                                     PART II

Item 17. Undertakings

      Pursuant to Item 512(a)(3) of Regulation SB, this Post-Effective Amendment No. 1 is filed in order to deregister 3,633,333 shares of common stock covered by this Registration Statement which remain unsold. No shares of common stock were sold pursuant to this Registration Statement. The offering covered by this Registration Statement has been terminated.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and has duly caused this Post-Effective Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, there unto duly authorized, in the City of Boca Raton, State of Florida on June 28, 2005.

                                    AUTOINFO, INC.


                                    By: /s/ Harry Wachtel
                                        ----------------------------------------
                                        Harry Wachtel, Chief Executive Officer

      In accordance with the requirements of the Securities Act of 1933, as amended, the following persons have signed this Post-Effective Amendment No. 1 to this Registration Statement in the capacities indicated on the date set forth above.

             Signature                                        Title
             ---------                                        -----

/s/ Harry Wachtel
---------------------------------------
Harry Wachtel                                 Chief Executive Officer, President and Director
                                              (principal executive officer)


/s/ William W. Wunderlich
---------------------------------------
William W. Wunderlich                         Chief Financial and Accounting Officer
                                              (principal financial officer)


* Mark Weiss
---------------------------------------
Mark Weiss                                    Director


*Peter C. Einselen
---------------------------------------
Peter C. Einselen                             Director


* Thomas C. Roberston
---------------------------------------
Thomas C. Roberston                           Director


/s/ Harry Wachtel
---------------------------------------
* By: Harry Wachtel, Attorney in fact
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